UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2016

BJ'S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue, Suite 300

Huntington Beach, CA 92647

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (714) 500-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective March 17, 2016, Mr. Mark A. McEachen stepped down from his role on the Board of Directors of BJ's Restaurants, Inc. (the "Company"). Mr. McEachen indicated that his resignation was prompted by his concern that the scope of his duties as President and Chief Executive Officer of Education Management Corporation would prevent him from properly sustaining his role as a director of the Company.

The Company announced that the vacancy in the Audit Committee of the Board of Directors created by Mr. McEachen's resignation would be filled by Patrick Walsh and that the vacancy in the Compensation Committee of the Board would be filled by Noah Elbogen.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ'S RESTAURANTS, INC.

Date: March 22, 2016	By:	/s/ Gregory S. Levin
Gregory S. Levin, Chief Financial Officer and
Principal Accounting Officer